UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2026

ANTERO RESOURCES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36120	80-0162034
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1615 Wynkoop Street

Denver, Colorado 80202

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including area code (303) 357-7310

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 Per Share	AR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On January 28, 2026, Antero Resources Corporation (the “Company”) completed its previously announced underwritten public offering (the “Offering”) of $750,000,000 aggregate principal amount of its 5.400% Senior Notes due 2036 (the “Notes”). The Offering of the Notes was registered under the Securities Act of 1933 pursuant to an automatic shelf registration statement on Form S-3 (Registration No. 333-292670) of the Company, filed with the U.S. Securities and Exchange Commission (the “Commission”) on January 12, 2026 (the “Registration Statement”), and made pursuant to the prospectus, dated January 12, 2026, as supplemented by the prospectus supplement, dated January 13, 2026, filed with the Commission.

The Company issued the Notes pursuant to an indenture, dated January 28, 2026 (the “Base Indenture”), between the Company and Computershare Trust Company, N.A., as trustee (the “Trustee”), as supplemented with respect to the Notes by a first supplemental indenture, dated January 28, 2026 (the “First Supplemental Indenture”), between the Company and the Trustee.

The Notes will bear interest at a rate of 5.400% per year. Interest on the Notes is payable on February 1 and August 1 of each year, commencing August 1, 2026. Interest on the Notes will be payable to the holders of record of the Notes at the close of business on the immediately preceding January 15 and July 15, respectively (whether or not a business day). The Notes are senior unsecured obligations of the Company and will rank equally in right of payment with all of the Company’s existing and future senior unsecured indebtedness from time to time outstanding. The Notes will not be guaranteed by any of the Company’s subsidiaries and will therefore be structurally subordinated to all existing and future indebtedness of the Company’s subsidiaries. The Base Indenture contains covenants that limit the ability of the Company and its consolidated subsidiaries to, among other things, incur liens and the ability of the Company to merge, consolidate or transfer substantially all of its assets. The Notes will be redeemable prior to maturity, in whole or in part, under the terms and conditions set forth in the First Supplemental Indenture.

The Company intends to use the net proceeds from the Offering and borrowings under a term loan facility (the “Term Loan A”) that the Company expects to enter into at the closing of its acquisition of HG Energy II Production Holdings, LLC from HG Energy II LLC (the “HG Acquisition”), to fund the HG Acquisition and related fees and expenses. The Company expects to fund the remainder of the HG Acquisition and related fees and expenses with the net proceeds of the Company’s and certain of its wholly-owned subsidiaries’ sale of substantially all of their Utica Shale oil and gas assets (the “Utica Disposition”), or, in the event the HG Acquisition closes prior to the closing of the Utica Disposition, with borrowings under the Company’s existing revolving credit facility and cash on hand, and the Company would then use the net proceeds of the Utica Disposition for general corporate purposes, including the repayment of indebtedness. The HG Acquisition is expected to close in the first half of 2026 and the Utica Disposition is expected to close in the first quarter of 2026, each subject to the satisfaction of certain customary closing conditions.

If (i) the closing of the HG Acquisition has not occurred on or prior to the later of (x) June 2, 2026 and (y) such date to which the outside date under the Membership Interest Purchase Agreement, dated December 5, 2025, by and among by and among the Company, Antero Midstream Partners, HG Energy II LLC, HG Energy II Production Holdings LLC and HG Energy II Midstream Holdings LLC (the “Purchase Agreement”) as in effect on the closing date of this Offering may be extended in accordance with the terms thereof (such later date, the “Special Mandatory Redemption Outside Date”), (ii) prior to the Special Mandatory Redemption Outside Date, the Purchase Agreement is terminated according to its terms without the closing of the HG Acquisition or (iii) the Company determines based on its reasonable judgment that the HG Acquisition will not close prior to the Special Mandatory Redemption Outside Date or at all, the Company will be required to redeem all of the outstanding Notes at a redemption price equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest, if any, to but excluding the special mandatory redemption date.

The descriptions of the Base Indenture, the First Supplemental Indenture and the Notes are qualified in their entirety by reference to the Base Indenture, the First Supplemental Indenture and the specimen global certificates evidencing the Notes, copies of which are filed as exhibits 4.1, 4.2 and 4.3 to this Form 8-K and are incorporated herein by reference. A legal opinion related to the offering of the Notes is filed herewith as Exhibit 5.1 and incorporated into the Registration Statement.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)            Exhibits.

EXHIBIT	DESCRIPTION
4.1	Base Indenture, dated January 28, 2026, by and between Antero Resources Corporation and Computershare Trust Company, N.A., as trustee.

4.2	First Supplemental Indenture, dated January 28, 2026, by and between Antero Resources Corporation and Computershare Trust Company, N.A., as trustee.

4.3	Form of 5.400% Senior Note due 2036 (included in Exhibit 4.2).

5.1	Opinion of Vinson & Elkins, L.L.P.

23.1	Consent of Vinson & Elkins, L.L.P. (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTERO RESOURCES CORPORATION

	By:	/s/ Brendan E. Krueger
Brendan E. Krueger
Chief Financial Officer and Senior Vice President – Finance and Treasurer

Dated: January 28, 2026